EXHIBIT 99.2

                                                   Certification
                                           Section 906 - Sarbanes-Oxley

                                     Certification of Chief Financial Officer
                                        Pursuant to 18 U.S.C. Section 1350
                                         As Adopted By Section 906 of the
                                            Sarbanes-Oxley Act of 2002

My name is Raymond J. Seabrook and I am the Senior Vice President and Chief Financial Officer of Ball Corporation.

Please accept this as the certification required of the Chief Financial Officer of Ball Corporation pursuant to
18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of my knowledge and belief:

(1)      Report 10-K for the 2002 year end filed with the U.S. Securities and Exchange Commission on March 27, 2003
         ("Report") fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Ball Corporation as of, and for, the periods presented in the Report.

/s/ Raymond J. Seabrook
Raymond J. Seabrook
Senior Vice President and Chief Financial Officer
Ball Corporation

Date:  March 27, 2003

A signed original of this written statement required by Section 906 has been provided to Ball Corporation and will be retained by Ball Corporation and furnished to the Securities and Exchange Commission or its staff upon request.